EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Contact: Charles Murphy, CFA
Head of Investor Relations
ExlService Holdings, Inc.
280 Park Avenue
New York, NY 10017
(212) 624-5913
ir@exlservice.com

EXL REPORTS 2013 FIRST QUARTER RESULTS

Quarterly Revenues of $116.0 Million, Up 11% Year over Year
Adjusted Diluted Earnings Per Share (EPS) of $0.40, Up 11% Year over Year

New York, NY – May 1, 2013 – ExlService Holdings, Inc. (NASDAQ: EXLS), a leading provider of outsourcing and transformation services, today announced its financial results for the first quarter of 2013.

Rohit Kapoor, Vice Chairman and CEO, commented:  “In the first quarter, EXL posted sequential growth in our outsourcing business, due to contributions from our insurance and healthcare and utilities verticals.  Our transformation business started the year slowly, similar to last year.  While we have experienced some delays in discretionary project-based spending on the part of clients and prospects, the pipeline remains strong across our businesses. We are encouraged by our progress with both new and existing clients.

We expect our transformation business to pick up through the year, due to demand for proprietary, industry-tailored analytical insights. We are investing in strategic growth initiatives such as decision analytics and healthcare business process management.  And, as always, we remain focused on delivering significant business impact across our client base.”

Vishal Chhibbar, CFO, commented: “In the first quarter, EXL generated revenues of $116.0 million, up 11% year-over-year, driven by 9% growth in outsourcing and 24% growth in transformation services.  Excluding previously announced client transitions, constant currency revenues grew 18% year-over-year.  This quarter we delivered adjusted diluted earnings per share of $0.40, up 11% year-over-year, driven by revenue growth.

For 2013, we are maintaining our revenues guidance to $495 million to $505 million and our adjusted diluted EPS guidance of $1.77 to $1.85. While we are maintaining our guidance for 2013, we anticipate most of our growth will occur in the second half of the year.”

Financial Highlights – First Quarter 2013

Reconciliations of adjusted financial measures to GAAP are included at the end of this release.

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Revenues for the quarter ended March 31, 2013 were $116.0 million compared to $104.6 million for the quarter ended March 31, 2012 and $117.7 million for the quarter ended December 31, 2012.  Outsourcing services revenues for the quarter ended March 31, 2013 were $97.6 million compared to $89.7 million for the quarter ended March 31, 2012 and $96.1 million for the quarter ended December 31, 2012.  Transformation services revenues for the quarter ended March 31, 2013 were $18.4 million compared to $14.9 million for the quarter ended March 31, 2012 and $21.5 million for the quarter ended December 31, 2012.

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Gross margin for the quarter ended March 31, 2013 was 37.1% compared to 36.3% for the quarter ended March 31, 2012 and 40.1% for the quarter ended December 31, 2012. Outsourcing services gross margin for the quarter ended March 31, 2013 was 39.0% compared to 37.1% for the quarter ended March 31, 2012 and 41.5% for the quarter ended December 31, 2012. Transformation services gross margin for the quarter ended March 31, 2013 was 27.1% compared to 31.5% for the quarter ended March 31, 2012 and 33.6% for the quarter ended December 31, 2012.

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Operating margin for the quarter ended March 31, 2013 was 10.2% compared to 10.0% for the quarter ended March 31, 2012 and 13.2% for the quarter ended December 31, 2012.  Adjusted operating margin for the quarter ended March 31, 2013 was 14.7% compared to 13.9% for the quarter ended March 31, 2012 and 16.3% for the quarter ended December 31, 2012.

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Net income for the quarter ended March 31, 2013 was $9.8 million compared to $8.9 million for the quarter ended March 31, 2012 and $12.2 million for the quarter ended December 31, 2012.  Adjusted EBITDA for the quarter ended March 31, 2013 was $21.9 million compared to $19.5 million for the quarter ended March 31, 2012 and $24.5 million for the quarter ended December 31, 2012.

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Diluted earnings per share for the quarter ended March 31, 2013 were $0.29 compared to $0.27 for the quarter ended March 31, 2012 and $0.36 for the quarter ended December 31, 2012.  Adjusted diluted earnings per share for the quarter ended March 31, 2013 were $0.40 compared to $0.36 for the quarter ended March 31, 2012 and $0.44 for the quarter ended December 31, 2012.

Business Highlights

—	Won seven new clients during the quarter, including three transformation clients and four outsourcing clients.

—	Expanded multiple outsourcing services relationships, including migrating 33 new processes in the first quarter of 2013.

—	Named a “High Performer” by research firm Horses for Sources (HfS) in “HfS Blueprint Axis: Finance and Accounting BPO, 2013.”

—
Completed successful university recruiting season in India, including hiring approximately 160 graduates to EXL’s decision analytics business from top universities such as the Indian Institutes of Management, Indian Institutes of Technology and National Institutes of Technology.

—	Commenced decision analytics operations in Bangalore, India, across several client relationships.

—	Commenced services from an operations center in Cebu, Philippines, specializing in insurance, healthcare and banking business process management.

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Announced Rev-Lift, an integrated analytics and business process services solution using proprietary algorithms to identify and recover unbilled revenues for trucking and ocean carriers. EXL successfully implemented Rev-Lift with a leading North American Less-than-Truckload (LTL) carrier.

—	Grew headcount as of March 31, 2013 to 21,356, compared to 19,164 as of March 31, 2012 and 21,049 as of December 31, 2012.

—	Employee attrition for the quarter ended March 31, 2013 declined to 23.6%, compared with 29.7% for the quarter ended March 31, 2012 and 30.4% for the quarter ended December 31, 2012.

2013 Outlook

The Company is maintaining its guidance for calendar year 2013, based on current visibility and an Indian rupee rate to the U.S. dollar of 54:

—	Revenues of $495 million to $505 million.

—	Adjusted diluted earnings per share, excluding the impact of stock-based compensation expense, amortization of intangibles and associated tax impacts, of $1.77 to $1.85.

Conference Call
EXL will host a conference call on Thursday, May 2, 2013 at 10:00 a.m. (ET) to discuss the Company’s quarterly operating and financial results.  The conference call will be available live via the internet by accessing an investor relations section of EXL’s website at ir.exlservice.com, where an accompanying investor-friendly spreadsheet of historical operating and financial data can also be accessed.  Please go to the website at least fifteen minutes prior to the call to register, download and install any necessary audio software.

To listen to the conference call via phone, please dial 1-877-303-6384 or 1-224-357-2191 and an operator will assist you.  For those who cannot access the live broadcast, a replay will be available on the EXL website (ir.exlservice.com).

About ExlService Holdings, Inc.

ExlService Holdings, Inc. (Nasdaq:EXLS) is a leading provider of outsourcing and transformation services. EXL primarily serves the needs of Global 1000 companies from global delivery centers in the insurance, healthcare, utilities, banking and financial services, transportation and logistics and travel sectors. EXL's outsourcing services include a full spectrum of business process management services such as transaction processing and finance and accounting services. Transformation services enable continuous improvement of client processes by bringing together EXL's capabilities in decision analytics, finance transformation and operations and process excellence services. Find additional information about EXL at www.exlservice.com.

This press release contains forward-looking statements. You should not place undue reliance on those statements because they are subject to numerous uncertainties and factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond the Company’s control. Forward-looking statements include information concerning the Company’s possible or assumed future results of operations, including descriptions of its business strategy. These statements may include words such as “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are based on assumptions that we have made in light of management’s experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. You should understand that these statements are not guarantees of performance or results. They involve known and unknown risks, uncertainties and assumptions. Although the Company believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect the Company’s actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors are discussed in more detail in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2012. These risks could cause actual results to differ materially from those implied by forward-looking statements in this release. You should keep in mind that any forward-looking statement made herein, or elsewhere, speaks only as of the date on which it is made. New risks and uncertainties come up from time to time, and it is impossible to predict these events or how they may affect the Company. The Company has no obligation to update any forward-looking statements after the date hereof, except as required by federal securities laws.

EXLSERVICE HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
(In thousands, except share and per share amounts)

	Three months ended March 31,
	2013	2012
Revenues	$116,006	$104,608
Cost of revenues (exclusive of depreciation and amortization)	72,913	66,672
Gross profit	43,093	37,936
Operating expenses:
General and administrative expenses	15,045	13,347
Selling and marketing expenses	9,755	7,799
Depreciation and amortization	6,512	6,359
Total operating expenses	31,312	27,505
Income from operations	11,781	10,431
Other income/(expense) :
Foreign exchange (loss)/gain	(49)	1,058
Interest and other income, net	1,027	447
Income before income taxes	12,759	11,936
Income tax provision	2,997	3,020
Net income	$9,762	$8,916
Earnings per share:
Basic	$0.30	$0.28
Diluted	$0.29	$0.27
Weighted-average number of shares used in computing earnings per share:
Basic	32,521,481	31,445,592
Diluted	33,719,794	32,783,855

EXLSERVICE HOLDINGS, INC.

CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share amounts)

	March 31,	December 31,
	2013	2012
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$102,307	$103,037
Short-term investments	6,263	6,137
Restricted cash	757	573
Accounts receivable, net	76,612	73,729
Prepaid expenses	5,377	5,072
Deferred tax assets, net	5,111	7,460
Advance income tax, net	4,486	4,317
Other current assets	9,764	7,065
Total current assets	210,677	207,390
Fixed assets, net	38,973	39,356
Restricted cash	3,850	3,752
Deferred tax assets, net	14,249	14,123
Intangible assets, net	39,118	40,711
Goodwill	110,055	109,662
Other assets	20,930	20,860
Total assets	$437,852	$435,854
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$3,322	$3,604
Deferred revenue	7,640	7,922
Accrued employee cost	17,596	29,393
Accrued expenses and other current liabilities	27,965	31,737
Current portion of capital lease obligations	1,616	1,685
Total current liabilities	58,139	74,341
Capital lease obligations, less current portion	2,399	2,679
Non-current liabilities	13,764	14,317
Total liabilities	74,302	91,337
Commitments and contingencies
Preferred stock, $0.001 par value; 15,000,000 shares authorized, none issued	-	-
Stockholders’ equity:
Common stock, $0.001 par value; 100,000,000 shares authorized, 32,971,996 shares issued and 32,622,716 shares outstanding as of March 31, 2013 and 32,540,082 shares issued and 32,203,820 shares outstanding as of December 31, 2012	33	33
Additional paid-in-capital	200,813	195,248
Retained earnings	198,644	188,882
Accumulated other comprehensive loss	(32,553)	(36,647)
Total stockholders’ equity including shares held in treasury	366,937	347,516
Less: 349,280 shares as of March 31, 2013 and 336,262 shares as of December 31, 2012, held in treasury, at cost	(3,413)	(3,024)
ExlService Holdings, Inc. stockholders' equity	363,524	344,492
Non-controlling interest	26	25
Total stockholders’ equity	363,550	344,517
Total liabilities and stockholders’ equity	$437,852	$435,854

EXLSERVICE HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

Reconciliation of Adjusted Financial Measures to GAAP Measures

In addition to its reported operating results in accordance with U.S. generally accepted accounting principles (GAAP), EXL has included in this release adjusted financial measures (adjusted EBITDA, adjusted net income and adjusted diluted earnings per share) that the Securities and Exchange Commission defines as “non-GAAP financial measures.” The adjusted financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations from those financial statements should be carefully evaluated.  The Company believes that providing these adjusted measures may help investors better understand the Company’s underlying financial performance.  Management also believes that these adjusted financial measures, when read in conjunction with the Company’s reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company’s results and comparisons of the Company’s results with the results of other companies. The Company believes that it is unreasonably difficult to provide its financial outlook in accordance with GAAP for a number of reasons including, without limitation, the Company’s inability to predict its future stock-based compensation expense under ASC Topic 718 and the amortization of intangibles associated with further acquisitions. The Company also incurs significant non-cash charges for depreciation that may not be indicative of the Company’s ability to generate cash flow.

Additionally, the Company provides certain information on a constant currency basis, which reflects a comparison of current period results translated at the prior period currency rates. This information is provided because the Company believes that it provides useful incremental information to investors regarding the Company's operating performance.

The following table shows the reconciliation of these adjusted financial measures from GAAP measures for the three months ended March 31, 2013 and March 31, 2012 and for the three months ended December 31, 2012:

  Reconciliation of Adjusted Operating Income and Adjusted EBITDA
  (Amounts in thousands)

	Three Months Ended March 31,		Three Months Ended December 31,
	2013	2012	2012
Net income (GAAP)	$9,762	$8,916	$12,163
add: Income tax provision and other income/(expense)	2,019	1,515	3,375
Income from operations (GAAP)	$11,781	$10,431	$15,538
add: Stock-based compensation expense (a)	3,645	2,743	2,087
add: Amortization of acquisition-related intangibles (b)	1,634	1,394	1,555
Adjusted operating income (Non-GAAP)	$17,060	$14,568	$19,180
Adjusted operating income margin %	14.7%	13.9%	16.3%
add: Depreciation	4,878	4,965	5,336
Adjusted EBITDA (Non-GAAP)	$21,938	$19,533	$24,516
Adjusted EBITDA margin %	18.9%	18.7%	20.8%

(a)	To exclude stock-based compensation expense under ASC Topic 718.
(b)	To exclude amortization of acquisition-related intangibles.

Reconciliation of Adjusted Net Income and Adjusted Diluted Earnings Per Share
(Amounts in thousands, except per share data)

	Three Months Ended March 31,		Three Months Ended December 31,
	2013	2012	2012
Net income (GAAP)	$9,762	$8,916	$12,163
add: Stock-based compensation expense (a)	3,645	2,743	2,087
add: Amortization of acquisition-related intangibles (b)	1,634	1,394	1,555
subtract: Tax impact on stock-based compensation expense	(1,396)	(1,086)	(687)
subtract: Tax impact on amortization of acquisition-related intangibles	(191)	(187)	(218)
Adjusted net income	$13,454	$11,780	$14,900
Adjusted diluted earnings per share	$0.40	$0.36	$0.44

(a)	To exclude stock-based compensation expense under ASC Topic 718.
(b)	To exclude amortization of acquisition-related intangibles.